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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


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      Date of Report (Date of earliest event reported):  NOVEMBER 15, 2001



                          BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


        DELAWARE                     000-22433              75-2692967
(State or other jurisdiction        (Commission           (IRS Employer
    of incorporation)               File Number)        Identification No.)



                            6300 BRIDGEPOINT PARKWAY
                            BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS 78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (512) 427-3300


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Item  5.  OTHER  EVENTS.

     On November 15, the Registrant issued a press release announcing the successful completion of its first two wells at the Triple Crown Field. The full text of the press release which is set forth in Exhibit 99.1 hereto is filed and incorporated in this Report as if fully set forth herein.



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Item  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

                    Item             Exhibit
                    ----             -------

                    99.1*            Press Release dated
                                     November 15, 2001.


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*  filed herewith.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             BRIGHAM  EXPLORATION  COMPANY



Date:  November 15, 2001                     By:  /s/  Curtis  F.  Harrell
                                                  --------------------------
                                                  Curtis F. Harrell
                                                  Executive Vice President &
                                                  Chief Financial Officer


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                                INDEX TO EXHIBITS

                    Item                   Exhibit
                    ----                   -------

                    99.1*             Press Release dated
                                      November 15, 2001.



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